   As filed with the Securities and Exchange Commission on October 28, 1998
                                               Registration No. 333-____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                                THERMATRIX INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                       94-2958515
             --------                                       ----------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)


                          2025 Gateway Place, Ste. 132
                           San Jose, California 95110
                                 (408) 453-0490
                    (Address of Principal Executive Offices)

                                ---------------

                          Employee Stock Purchase Plan
                           (Full titles of the plans)

                                ---------------

                               John T. Schofield
                                   President
                                Thermatrix Inc.
                          2025 Gateway Place, Ste. 132
                           San Jose, California 95110
                    (Name and address of agent for service)
                                 (408) 453-0490
         (Telephone number, including area code, of agent for service)

                                ---------------

                                   Copies to:

                            Michael J. Danaher, Esq.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                          Palo Alto, California 94304
                                 (650) 493-9300

                        CALCULATION OF REGISTRATION FEE

========================================================================================================
                                                                 Proposed      Proposed
                                                                  maximum       maximum
                                                    Amount       offering     aggregate      Amount of
Title of securities                                  to be        price        offering     registration
to be registered                                   registered    per share      price            fee
--------------------------------------------------------------------------------------------------------
Common Stock (par value $0.001 per share)
reserved for issuance pursuant to the Employee
Stock Purchase Plan                                   100,000   $2.3906 (1)   $239,060.00        $66.46
--------------------------------------------------------------------------------------------------------
   Total                                              100,000                 $239,060.00        $66.46
=======================================================================================================

(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee. The proposed maximum offering price per share was determined to be 85% of the fair market value of the Common Stock (the "FMV"), or, the average of the bid and ask price reported by the National Association of Securities Dealers Automated Quotation System on October 27, 1998.

STATEMENT UNDER GENERAL INSTRUCTION AND REGISTRATION OF ADDITIONAL SECURITIES.

   Except as otherwise stated herein, the Registration Statement on Form S-8 pertaining to the Employee Stock Purchase Plan (File No. 333-12363) is hereby incorporated by reference into this Registration Statement.


ITEM 8.    EXHIBITS.

 Exhibit
  Number
 -------
   5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation with respect to the legality of the securities.

  23.1 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

  23.2   Consent of Arthur Andersen LLP, Independent Accountants.

  24.1   Power of Attorney (included in signature page hereof).

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of San Jose, State of California, on this 28th day of October, 1998.



                              THERMATRIX INC.


                              By: /s/ John T. Schofield
                                  ---------------------------------------
                                  John T. Schofield
                                  Chairman, President and Chief Executive
                                  Officer


                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints, jointly and severally, John T. Schofield, and Daniel S. Tedone and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or any substitute, may do or cause to be done by virtue hereof.

   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


             SIGNATURE                                    TITLE                           DATE
--------------------------------------    ---------------------------------------   ----------------

/s/ John T. Schofield                     Chairman, President and Chief             October 28, 1998
--------------------------------------    Executive Officer (Principal Executive
John T. Schofield                         Officer)

/s/ Daniel S. Tedone                      Executive Vice President and Chief        October 28, 1998
--------------------------------------    Financial Officer (Principal Financial
Daniel S. Tedone                          and Accounting Officer)

/s/ Robi Blumenstein                      Director                                  October 28, 1998
--------------------------------------
Robi Blumenstein

/s/ Joseph W. Sutton                      Director                                  October 28, 1998
--------------------------------------
Joseph W. Sutton

/s/ Harry J. Healer, Jr.                  Director                                  October 28, 1998
--------------------------------------
Harry J. Healer, Jr.



                                          Director
----------------------------------------
Charles R. Kokesh


/s/ John M. Toups                         Director                                 October 28, 1998
----------------------------------------
John M. Toups

                                          Director
----------------------------------------
Frank R. Pope

/s/ James M. Strock                       Director                                 October   28, 1998
----------------------------------------
James M. Strock

                               INDEX TO EXHIBITS


  Exhibit
  Number
  -------
    5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation with respect to the legality of the securities.

   23.1 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

   23.2    Consent of Arthur Andersen LLP, Independent Accountants.

   24.1    Power of Attorney (included in signature page hereof).

______________________